EXHIBIT 99
                 MASTR Adjustable Rate Mortgages Series 2002-3
                             Whole Loan 7/1 CMT ARM

Deal Size                                    $186MM approx.

GWAC                                         6.595% approx.
Min Gross WAC                                5.000% approx.
Max Gross WAC                                7.715% approx.

Net WAC                                      6.220% approx.

Servicing Fee                                0.375% approx.

W. Average Net Margin                        2.375% approx.

W. Average Life Cap                         11.597% approx.

Cap Structure                                 5/2/5

WAM                                             357 approx.

California                                      34% approx.

Avg Loan Balance                           $    469 approx.

WA LTV                                          68% approx.
(greater than)80% LTV                  all have PMI

W. Average FICO                                 732 approx.

Full Doc                                        79% approx.
Asset Verification                              10% approx.
Income Verification                              4% approx.
No Doc                                           7% approx.

Single Family        89% approx.        Purchase           51% approx.
Condo                 8% approx.        Rate Term Refi     36% approx.
PUD                   1% approx.        Cash Out Refi      13% approx.

Owner occupied                                  97% approx.

Rate Reset Date:
(less than) 2009/02   8% approx.        2009/04            10% approx.
2009/02               2% approx.        2009/05            46% approx.
2009/03               9% approx.        2009/06            25% approx.

Reset Frequency/Index:                12mos/1yr CMT    100.00% approx.

AAA Ratings                   2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level                 2.85% approx.

Settlement Date                            08/30/02

Legal Final                                08/25/32 +/- 3 mos

Depositor                     Mortgage Asset Securitization Transactions, Inc.

Originators/Servicers         99.75% Wells Fargo Home Mortgage, Inc.
                               0.25% Cendant Mortgage Corp.

                            All numbers approximate.
                   All tranches subject to 5% size variance.

                                   UBS Warburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.

                 MASTR Adjustable Rate Mortgages Series 2002-3
                             Whole Loan 5/1 CMT ARM

Deal Size                                     $56MM approx.

GWAC                                         6.147% approx.
Min Gross WAC                                4.875% approx.
Max Gross WAC                                7.625% approx.

Net WAC                                      5.897% approx.

Servicing Fee                               25.000% approx.

W. Average Net Margin                        2.500% approx.

W. Average Life Cap                         11.091% approx.

Cap Structure                                 5/2/5

WAM                                             358 approx.

California                                      28% approx.

Avg Loan Balance                           $    372 approx.

WA LTV                                          73% approx.
(greater than)80% LTV                  all have PMI

W. Average FICO                                 727 approx.

Full Doc                                        94% approx.
Stated Income/Full Asset                         6% approx.

Single Family        55% approx.        Purchase           56% approx.
Condo                 3% approx.        Rate Term Refi     31% approx.
PUD                  38% approx.        Cash Out Refi      13% approx.

Owner occupied                                  99% approx.

Rate Reset Date:
(less than) 2007/03   9% approx.        2007/05            34% approx.
2007/03               4% approx.        2007/06            14% approx.
2007/04              29% approx.        2007/07            10% approx.

Reset Frequency/Index:                12mos/1yr CMT 100.00% approx.

AAA Ratings                   2 of 3 (S&P, Moody's, Fitch)

Estimated Subordination Level                 3.00% approx.

Settlement Date                            08/30/02

Legal Final                                08/25/32 +/- 3 mos

Depositor                     Mortgage Asset Securitization Transactions, Inc.

Originators/Servicers         45% Countrywide Home Mortgage
                              31% National City Mortgage
                               3% Cendant Mortgage Corp
                              21% NexStar

                            All numbers approximate.
                   All tranches subject to 5% size variance.

                                   UBS Warburg

The information herein has been provided solely by UBS Warburg. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg.